     THE ASIA TIGERS FUND, INC.                                                [LOGO]
        INVESTMENT ADVISER:                                THE ASIA TIGERS FUND, INC.
       BARCLAYS DE ZOETE WEDD                                           Annual Report
     INVESTMENT MANAGEMENT INC.                                      October 31, 1995
        INVESTMENT MANAGER:
      ADVANTAGE ADVISERS, INC.                               ADVANTAGE ADVISERS, INC.
           ADMINISTRATOR:
      OPPENHEIMER & CO., INC.
         SUB-ADMINISTRATOR:
             PFPC INC.
          TRANSFER AGENT:
   PNC BANK, NATIONAL ASSOCIATION
             CUSTODIAN:
   THE CHASE MANHATTAN BANK, N.A.

                           THE ASIA TIGERS FUND, INC.

                                                               December 10, 1995

DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1995.

Over the course of the last twelve months, the Fund has continued to provide investors with broad exposure to both the Asian Pacific basin as well as the Indian subcontinent. As of October 31, 1995 the Fund had 138 positions in 14 countries. We created this Fund to allow investors to participate in the economic growth we believe will occur throughout Asia. In spite of the volatility the Fund has experienced over the last year, we remain optimistic about the fundamentals of the Asian markets. Growth in Asia has continued at some of the highest rates in the world (between 5-10% annual GDP growth) and we believe that the underlying economic fundamentals that initially attracted us to the region remain strong. The Investment Adviser's view of the political and economic situation in each of the countries in which the Fund is invested should provide you with insight about how we determine our geographic allocation.

The past year has been a mixed period for the Asian markets. As a result of the Mexican peso crisis in December of 1994, investors heavily sold emerging market equity and debt securities. Illustrating the increasingly interdependent nature of the global economy, the decline in Mexico led to significant declines in the Asian markets, particularly impacting the Hong Kong, Thai, Singapore and Malaysian markets. With the Hang Seng leading the way, many of these markets rebounded during April and May of this year, benefitting from a positive interest rate environment. However, this rally was cut short and for the one year trailing period ending October 31, 1995 most Asian markets posted declines.

The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange, ticker symbol "GRR."

We thank you for your participation in the Fund. If you have any questions or would like updates on the Fund, please call our toll-free number at 1-800-421-4777. This number also provides callers with a recorded monthly update that reviews the markets in which the Fund invests as well as specific details about the Fund, its portfolio, and performance.

                                              Sincerely,

                                              /s/ ALAN RAPPAPORT
                                              ------------------
                                              ALAN RAPPAPORT
                                              CHAIRMAN

REPORT OF THE INVESTMENT ADVISER

PERFORMANCE

The twelve-month period ended October 31, 1995 was a difficult period for the Asian markets. Only two of the thirteen markets in which The Asia Tigers Fund, Inc (the "Fund") invests rose during the fiscal year -- Hong Kong managed a 1.4% gain while Bangladesh rose 12.4%. All other markets in the region fell between 6% and 41% during the period with the regional benchmark, the MSCI Combined Asia Ex-Japan Free, dropping 10.14%. These negative returns contrasted sharply with a generally strong economic environment in the region and reflected the concerns of investors about interest rates, the sustainability of growth and inflation.

Net asset value per share was $12.08 on October 31, 1995. On a total NAV return basis, the Fund fell 10.97% for the year ended October 31, 1995 compared with its benchmark which dropped 10.14%. A dividend of $0.205 per share was paid in January of 1995 followed by a further $0.022 dividend per share in May of 1995.

COUNTRY ALLOCATION

During the volatile period of the last twelve months, the Fund modified its geographical allocation. In general, the Investment Adviser tried to be sensitive to varying interest rate conditions as well as trade and current account patterns which were either a cause for concern or optimism. The charts below indicate the Fund's geographical breakdown at each of the Fund's fiscal year ends.

     GEOGRAPHICAL BREAKDOWNS OCTOBER 31, 1994               GEOGRAPHICAL BREAKDOWNS OCTOBER 31, 1995
SINGAPORE                                      9.69      SINGAPORE                                     11.73
PHILIPPINES                                    3.01      PHILIPPINES                                    2.53
CHINA                                          3.75      CHINA                                          0.35
TAIWAN                                         2.08      TAIWAN                                         2.24
MALAYSIA                                      11.45      MALAYSIA                                      16.15
INDONESIA                                      5.95      INDONESIA                                      6.10
PAKISTAN                                       1.45      PAKISTAN                                       0.84
HONG KONG                                     30.06      HONG KONG                                     26.88
BANGLADESH                                     0.64      BANGLADESH                                     0.51
INDIA                                         10.58      INDIA                                          6.20
U.S.                                           0.04      U.S.                                           6.77
KOREA                                          7.99      KOREA                                          6.62
THAILAND                                      12.16      THAILAND                                      12.66
SRI LANKA                                      1.15      SRI LANKA                                      0.42

REGIONAL OUTLOOK

Asia continues to maintain overall high rates of economic growth, a phenomenon the Investment Adviser believes will continue into 1996 given the region's savings patterns, productivity and general competitive strength. The Investment Adviser believes that countries throughout the region will see annual GDP growth on average between 5% and 10% in 1996, and provided that tax rates continue to fall and financial liberalization will continue, corporate earnings growth for 1996 should be in the 15% to 30% range. Given the underlying economic growth and comparatively stable political circumstances, the Investment Adviser believes that Asian equity markets will perform better than many other emerging market regions. In addition, the interest rate environment has improved markedly over the past year and remains one of the positive factors for equity markets in the Asian region in the year ahead.

During 1993 Asian equity markets were up anywhere from 28% to 154%. 1994 and part of 1995 have seen most of these same markets suffer serious setbacks, notwithstanding generally good economic conditions and strong corporate profit growth. While the Investment Adviser does not believe that the next twelve months will provide returns like 1993, they do believe that markets will provide something more in line with the positive underlying economic fundamentals.

The following comments attempt to provide the investor with a brief summary of the Investment Adviser's view on the Fund's target markets and on some of the stocks which make up the portfolio.
--------------------------------------------------------------------------------

BANGLADESH

US$1.2 MILLION, 0.5% OF THE FUND'S NAV, WAS INVESTED IN BANGLADESH AS OF OCTOBER 31, 1995.

The Fund's Bangladesh exposure is focused on a select number of companies listed on the Dhaka Exchange. Over the next year, the Investment Adviser projects the Bangladesh economy to grow in excess of 5%, corporate earnings to grow by approximately 24% and inflation to remain below 5%.

BEXIMCO PHARMACEUTICALS is the third largest company in the Bangladesh market with a capitalization of US$44 million. Beximco Pharmaceuticals dominates the local pharmaceutical market with sales for the period of US$45 million and a 13% market share. The company distributes antibiotics, anti-ulcers, anti-rheumatics, anti-allergenics, anti-depressants and vitamins.
--------------------------------------------------------------------------------

CHINA

US$0.8 MILLION, 0.4% OF THE FUND'S NAV, WAS INVESTED IN CHINA AS OF OCTOBER 31, 1995.

The Chinese economy continues to slow from the fast pace of 1993 and 1994. Government policy to control growth has been more successful than many forecasters had predicted and it now seems clear that reduced growth will not lead to a recession. The external trade balance remains healthy with the merchandise trade surplus growing to US$15.4 billion in the first eight months of 1995. During the comparable period in 1994, the surplus was US$5.3 billion. The local equity market is currently trading at about 10.2 times 1996 estimated earnings per share.

Most of the Fund's China exposure is through Hong Kong or Taiwan-based firms with major China activities. The Fund holds two issues which trade on the Shanghai exchange. The largest domestic listed holding in Shanghai is SHANGHAI DIESEL ENGINES, a producer of diesel engines for construction machinery and heavy duty vehicles. The Investment Adviser feels that it is one of the best quality China B share companies available and an important part of the Fund's China exposure.
--------------------------------------------------------------------------------

HONG KONG

US$64.5 MILLION, 26.9% OF THE FUND'S NAV, WAS INVESTED IN HONG KONG AS OF OCTOBER 31, 1995.

While in the Investment Adviser's view many companies in the region will see slower earnings growth in 1996, Hong Kong corporate profits are estimated to be 11%, and perhaps even higher. Recent land acquisitions by property developers, such as Cheung Kong and Citic Pacific, signify a willingness to build land banks at current prices. Optimism is returning to Hong Kong's property market with lower interest rates and possibly a looser credit policy in China in the first half of 1996. There are signs of improving Sino-British relations, such as the PRC Foreign Minister's recent visit to London, which bode well for a smoother period of transition and less investor tension as a result. The Fund's Hong Kong exposure has been moving to a more bullish stance as a result of the better background environment. The Fund is slightly overweighted in property development companies, conglomerates and banking and underweighted in utilities.

HUTCHISON WHAMPOA ("Hutch") is the Fund's largest holding. Hutch is one of the largest conglomerates in Hong Kong and is actively involved in five broad industries: property, container terminals, retailing, telecommunications and energy & resources. The company has a 50% share in two large Hong Kong housing developments, a 64% stake in Hong Kong Terminals, 75% of the Port of Felixstowe in the UK and 50% of Shanghai Container Terminal in mainland China. The company operates three large retail chains in Asia as well as paging and mobile phone services in Hong Kong. In the Investment Adviser's opinion, the company is one of the most astute managers of its business portfolio in Asia with excellent China links and strong, long term growth prospects.
--------------------------------------------------------------------------------

INDIA

US$14.9 MILLION, 6.2% OF THE FUND'S NAV, WAS INVESTED IN INDIA AS OF OCTOBER 31, 1995.

Political uncertainty has prevented the Indian market from performing as well as it might, given the strong pace of India's continued economic reform program and the country's general economic success. Elections are due in the first half of 1996. Once completed, the Investment Adviser believes investors will refocus on the attractive long-term fundamentals of one of the largest economies in the world as it continues to move toward a free market. Indian equities remain attractively priced at about 11 times estimated earnings for the year ended March 31, 1996, which are expected to grow 25-30% after an increase of over 40% for the year ended March 31, 1995. Foreign investor concern over the settlement system should be mitigated by the announcement of a national share depository and related improvements in market mechanisms although implementation of a national depository is several years away. After a long period of stability, the Indian Rupee recently eroded in value relative to the U.S. dollar by about 11% (from 31.5 to 35 Rupees/$).

The Fund has recently been increasing its direct holdings of Indian companies and expects to continue this process slowly during the coming year. India has a diverse industrial base which the Investment Adviser expects will be increasingly successful competing in world markets.

The Fund's largest position in India is in RELIANCE INDUSTRIES. The company started as a textile manufacturer in 1968 and has been expanding aggressively ever since. Today, Reliance is India's most fully integrated textile and petrochemical company with manufacturing expertise in synthetic fibers, fiber intermediaries, textiles, blended yarn, and a broad range of petrochemical products. Reliance has the largest production capacities in each of its product segments.
--------------------------------------------------------------------------------

INDONESIA

US$14.6 MILLION, 6.1% OF THE FUND'S NAV, WAS INVESTED IN INDONESIA AS OF OCTOBER 31, 1995.

Indonesia is a market the Investment Adviser continues to favor. It offers the opportunity for superior profit growth and is one of the least expensive markets in Asia. The government is committed to a long-term deregulation plan and has offered attractive incentives for Foreign Direct Investment. In the first half of 1995, Foreign Direct Investments approvals topped US$20 billion. This compares to 1994's full year approvals of US$24 billion. The Investment Adviser believes that interest rates will decline modestly in Indonesia over the next several months adding to the generally good investment environment.

The Fund is overweighted in consumer and banking stocks and underweighted in property stocks. INDO SATELLITE CORP. is the Fund's largest Indonesian holding. The company provides 98% of Indonesia's international telephone services in addition to providing mobile phone services. In Indonesia, there is one phone for every 16 people. In contrast, the ratio in the United States is one phone for every 1.3 people. Indostat stands to benefit from future growth in telephone use.
--------------------------------------------------------------------------------

KOREA

US$15.9 MILLION, 6.6% OF THE FUND'S NAV, WAS INVESTED IN KOREA AS OF OCTOBER 31, 1995.

Prior to 1992, foreigners were not allowed to directly invest in Korea. Successive liberalizations since then have permitted an increasing exposure to an economy we continue to find exciting as a source of investment opportunities. On July 1, 1995, the Korean government increased the limit on foreign ownership of Korean companies from 12% to 15% as part of an on-going process to open the capital markets. Prior to the end of 1996, it is expected that the limit will be increased again to at least 25%. Corporate earnings were up 53% in 1994 and earnings will continue to be strong in 1995 and into 1996 as well. In addition, stocks are under-valued on an historical basis, interest rates appear to be headed lower and liquidity has been improving. The Fund's holdings include those in large exporting companies such as Samsung Electronics and Hyundai Motor, but also in sectors which will benefit from lower interest rates and increased infrastructure investments.

SAMSUNG ELECTRONICS is the world's largest producer of computer memory chips. The company has seen its profits grow from US$200 million in 1993 to US$1.2 billion in 1994. Profits are estimated to top US$3 billion in 1995. In addition to computer memory chips, Samsung produces a wide range of consumer and industrial electronic equipment including semi-conductors, computers, telecommunications equipment and color television sets. Samsung's stock is the least expensive (in price-earnings ratio terms) in Asia. Based on 1996 estimated earnings per share, the company has been trading at less than 6 times earnings.
--------------------------------------------------------------------------------

MALAYSIA

US$38.8 MILLION, 16.2% OF THE FUND'S NAV, WAS INVESTED IN MALAYSIA AS OF OCTOBER 31, 1995.

The Malaysian stock market is trading at the low/middle end of its historic price earnings ratio band. The Investment Adviser estimates that economic growth will remain strong into 1996 and inflation has remained relatively low. One major concern is the trade deficit which has risen to M$6.8 billion for the first seven months of the year versus M$0.5 billion for the same period in 1994. The government has attempted to justify the imbalance by pointing to the high percentage of capital goods imports, but many investors have remained unconvinced. A large current account deficit mars the otherwise attractive economic picture and has caused the Fund to be somewhat underweighted in Malaysia.

The Fund is overweighted in banking, gaming and consumer stocks while underweighted in property and utility companies. The Fund's largest Malaysian investment is GENTING BERHAD. Genting's activities include gaming, hotels and resort-related activities, plantations, property development, and tour/travel related services.

--------------------------------------------------------------------------------

PAKISTAN

US$2.0 MILLION, 0.8% OF THE FUND'S NAV, WAS INVESTED IN PAKISTAN AS OF OCTOBER 31, 1995.

The investment climate in Pakistan continues to be overshadowed by political violence. Fundamental valuations remain attractive with corporate profit growth over 20% benefitting from a 5% plus rate of increase in the overall economy. The Pakistan Rupee was devalued about 8% in October. Notwithstanding the potential in Pakistan, the Fund will continue to maintain a low investment profile until the political environment improves.

The Fund's largest holding in Pakistan is PAKISTAN STATE OIL, the country's largest oil marketing company with 78% control of the domestic market and over 2,200 service stations. The company's monopoly position has allowed it to win key contracts such as the fuel supply agreement for the 1,292 MW Hub power station.
--------------------------------------------------------------------------------

PHILIPPINES

US$6.1 MILLION, 2.5% OF THE FUND'S NAV, WAS INVESTED IN THE PHILIPPINES AS OF OCTOBER 31, 1995.

A combination of poor weather and excess liquidity has caused inflation to surge in the Philippines with an understandably negative impact on the equity market in recent months. The market is trading at a discount to its historic average, while profit growth has remained strong and the economy grew at a rate of 5.5% for the year. However, the potential for economic overheating and questions about political commitment to a balanced economic policy remain key investor concerns in a market which has fairly high absolute valuation levels. Our exposure reflects this mixed set of circumstances as the portfolio favors sectors such as banking, property and the consumer sector.

In the Philippines, the Fund's top holding is PHILIPPINE LONG DISTANCE TELEPHONE. The company has a monopoly which runs until 2028 and covers virtually all types of telecommunication services. The company is responsible for 90% of all installed domestic lines and controls the international call network.
--------------------------------------------------------------------------------

SINGAPORE

US$28.1 MILLION, 11.7% OF THE FUND'S NAV, WAS INVESTED IN SINGAPORE AS OF OCTOBER 31, 1995.

In the Investment Adviser's opinion, the Singapore government continues to do an exceptional job of economic management and Singapore's growing impact in the region is undeniable. Although slowing from double digit growth in 1993 and 1994, the Investment Adviser estimates that Singapore's economy will grow between 7-8% in 1996. The Fund's focus has been on banking and property stocks, and the Investment Adviser has remained skeptical about an often predicted ship repair recovery.

The Fund's largest position in Singapore is SINGAPORE AIRLINES. Singapore Airlines is one of the world's largest carriers with one of the best service reputations. The company's air fleet has the lowest average age of any major airline -- just 5.7 years, with a conservative depreciation policy for aircraft of only 10 years versus the industry standard of 20 years. The airline is not only in the top tier for service but has produced profits through the global industry downturn. Singapore Airlines is one of the Fund's top ten holdings and is positioned, the Investment Adviser believes, to outperform the broader Singapore market.

--------------------------------------------------------------------------------

SRI LANKA

US$1.0 MILLION, 0.4% OF THE FUND'S NAV, WAS INVESTED IN SRI LANKA AS OF OCTOBER 31, 1995.

Sri Lanka remains under a cloud from the civil war in the north of the country. In addition, 1995 has disappointed investors with lower than expected economic growth and higher than expected inflation. For 1995, the economy is expected to grow 5.1% with inflation at about 9%. The Sri Lankan Rupee has been devalued about 5% so far this year.

The Fund maintains a modest strategic exposure in Sri Lanka in light of the good growth possibilities as the country adopts market-oriented policies. RICHARD PIERES & CO. is the Fund's largest Sri Lankan holding. The Company has interests in retailing, rubber & plastic manufacturing and tire retreading. In addition to its traditional export-oriented rubber and plastic businesses, the company has set up mini-malls in suburbs surrounding Colombo to serve a growing pool of middle income consumers.
--------------------------------------------------------------------------------

TAIWAN

US$5.4 MILLION, 2.2% OF THE FUND'S NAV, WAS INVESTED IN TAIWAN AS OF OCTOBER 31, 1995.

Taiwan has had a challenging year with a domestic financial scandal, political uncertainty, missile tests, capital flight and a depreciating currency. However, foreigners appear to remain convinced that the market's relatively inexpensive valuations are compelling. The Central Bank has lowered its reserve ratio which should help liquidity. Inflation has remained under control and below the government's target of 4% for the full year.

The Fund's largest holding in Taiwan is CHINA STEEL. Because of its state-of-the-art facilities, low cost labor, port location, strong domestic demand and conservative capital structure, China Steel is regarded as one of the world's most efficient and profitable steel producers. The company has current production capacity of 5.7 million tons and it is estimated that capacity will expand to 8.1 million tons by mid-1997.
--------------------------------------------------------------------------------

THAILAND

US$30.4 MILLION, 12.7% OF THE FUND'S NAV, WAS INVESTED IN THAILAND AS OF OCTOBER 31, 1995.

The Thai economy is still strong and is estimated to grow by approximately 8.5% in 1995. Corporate earnings growth for both 1995 and 1996 are estimated to be 19% and there are early signs of improvement in the trade account. Inflation remains a concern as it rose to 5.3% in the first eight months of 1995. A growing current account deficit has added to the general feeling that growth has been a bit too strong and that liquidity has been more relaxed than should be the case. These issues seem to have been recognized by the authorities who are now instituting more restrictive monetary policies. The otherwise appealing investment picture in Thailand leaves us maintaining a significant market exposure.

The Fund is overweighted in banking, finance, energy and communication stocks while underweighted in the building materials and property sectors. The Fund's largest holding in Thailand is THAI FARMER'S BANK, the country's third largest bank in terms of total assets. The bank has over 14% of the deposit market, 13% of the loan market and one of the healthiest loan portfolios of any bank in Thailand.
--------------------------------------------------------------------------------

BZW INVESTMENT MANAGEMENT
London & Hong Kong
December 10, 1995

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                COMMON STOCKS -- 85.23%
                BANGLADESH -- 0.51%
                Health Care -- 0.26%
    6,200       Beximco Infusions..............................................      $     111,625       $      76,060
  250,000       Beximco Pharmaceuticals........................................            726,264             560,037
                                                                                     -------------       -------------
                                                                                           837,889             636,097
                                                                                     -------------       -------------
                Manufacturing -- 0.07%
   35,830       GQ Ball Pen....................................................             95,802             165,457
                                                                                     -------------       -------------
                Textiles -- 0.14%
   33,750       Padma Textile Mills............................................            304,177             326,208
                                                                                     -------------       -------------
                Tobacco -- 0.04%
   19,968       Bangladesh Tobacco.............................................             93,851              86,602
                                                                                     -------------       -------------
                TOTAL BANGLADESH...............................................          1,331,719           1,214,364
                                                                                     -------------       -------------
                CHINA -- 0.35%
                Automobiles & Auto Parts -- 0.18%
1,000,000       Shanghai Diesel Engines & Co. B ADR............................            870,258             442,000
                                                                                     -------------       -------------
                Textiles -- 0.14%
1,193,000       Sanmao Textile Co. B ADR.......................................            584,904             322,110
                                                                                     -------------       -------------
                Transportation -- 0.03%
  700,000       Shanghai Haixing Shipping Co. Ltd. ............................            133,603              72,434
                                                                                     -------------       -------------
                TOTAL CHINA....................................................          1,588,765             836,544
                                                                                     -------------       -------------
                HONG KONG -- 25.77%
                Banking -- 6.48%
  393,306       Bank of East Asia..............................................          1,306,941           1,386,278
  430,000       Hang Seng Bank.................................................          3,928,964           3,601,317
  604,478       HSBC Holdings PLC..............................................          7,873,271           8,796,018
4,500,000       Merrill Lynch-HSBC Holdings PLC Warrants (Expiration date
                  9/20/96*.....................................................          1,589,839           1,775,274
                                                                                     -------------       -------------
                                                                                        14,699,015          15,558,887
                                                                                     -------------       -------------
                Engineering & Construction -- 0.07%
   92,600       New World Infrastructure*......................................            154,247             162,893
                                                                                     -------------       -------------
                Holding Company -- 7.74%
  675,000       Citic Pacific..................................................          1,687,414           2,108,502
1,625,000       Hutchinson Whampoa.............................................          7,440,596           8,953,979
1,640,000       Hutchinson Whampoa Warrants (Expiration date 6/28/96)*.........            350,863             328,798
  940,000       Swire Pacific A................................................          7,118,277           7,051,945
1,000,000       Swire Pacific A Warrants (Expiration date 4/15/96)*............            137,134             120,292
                                                                                     -------------       -------------
                                                                                        16,734,284          18,563,516
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                HONG KONG (CONTINUED)
                Hotel & Restaurant -- 0.42%
  800,000       Hong Kong & Shanghai Hotels....................................      $   1,245,866       $   1,003,725
                                                                                     -------------       -------------
                Real Estate -- 6.33%
  650,000       Cheung Kong Holdings...........................................          3,455,100           3,665,666
  770,000       Hong Kong Land Holdings ADR....................................          1,925,972           1,386,000
  890,000       New World Development Ltd. ....................................          2,899,205           3,465,051
  730,000       Sun Hung Kai Properties........................................          5,859,324           5,830,596
  250,000       Wharf Holdings.................................................            792,325             843,983
                                                                                     -------------       -------------
                                                                                        14,931,926          15,191,296
                                                                                     -------------       -------------
                Utilities -- 4.73%
  540,000       China Light & Power............................................          3,661,166           2,877,690
1,330,000       Hong Kong & China Gas..........................................          2,122,857           2,158,979
  410,000       Hong Kong Electric.............................................          1,582,524           1,394,738
2,820,000       Hong Kong Telecom..............................................          5,581,544           4,924,203
                                                                                     -------------       -------------
                                                                                        12,948,091          11,355,610
                                                                                     -------------       -------------
                TOTAL HONG KONG................................................         60,713,429          61,835,927
                                                                                     -------------       -------------
                INDIA -- 2.13%
                Automobile -- 0.20%
   20,900       Bajaj Auto Ltd. ...............................................            500,659             489,692
                                                                                     -------------       -------------
                Computers -- 0.19%
   90,000       NIIT Ltd. .....................................................            452,886             457,848
                                                                                     -------------       -------------
                Food & Beverage -- 0.67%
  175,000       ITC Ltd. GDR 144A**............................................          1,948,000           1,596,875
                                                                                     -------------       -------------
                Health Care -- 0.35%
   45,000       Ranbaxy Labs...................................................            974,791             842,442
                                                                                     -------------       -------------
                Textiles -- 0.17%
   20,000       Grasim GDS.....................................................            516,250             417,500
                                                                                     -------------       -------------
                Transportation -- 0.55%
  150,000       Great Eastern Shipping Co. Ltd. GDR 144A**.....................          2,096,938           1,313,250
                                                                                     -------------       -------------
                TOTAL INDIA....................................................          6,489,524           5,117,607
                                                                                     -------------       -------------
                INDONESIA -- 6.10%
                Automobiles & Auto Parts -- 0.53%
  200,000       PT Astra International-Foreign.................................            436,902             401,411
  440,000       United Tractors-Foreign........................................          1,053,575             873,401
                                                                                     -------------       -------------
                                                                                         1,490,477           1,274,812
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                INDONESIA (CONTINUED)
                Banking -- 0.64%
 617,000        Panin Bank-Foreign.............................................      $     728,109       $     680,415
 240,000        PT Bank International Indonesia-Foreign........................            867,154             841,641
                                                                                     -------------       -------------
                                                                                         1,595,263           1,522,056
                                                                                     -------------       -------------
                Conglomerate -- 0.18%
 573,500        Bimantara Citra-Foreign*.......................................            412,003             442,711
                                                                                     -------------       -------------
                Construction -- 1.32%
 340,000        Indocement Tunggal Prakarsa-Foreign............................          1,285,865           1,259,815
 730,000        Semen Gresik-Foreign...........................................          2,055,131           1,899,868
                                                                                     -------------       -------------
                                                                                         3,340,996           3,159,683
                                                                                     -------------       -------------
                Electronics -- 0.19%
  75,000        Modern Photo Film-Foreign......................................            480,618             456,550
                                                                                     -------------       -------------
                Food & Beverage -- 1.31%
 200,000        Gudang Garam-Foreign...........................................            811,239           1,742,391
 300,000        PT Indofoods-Foreign...........................................          1,315,443           1,389,502
                                                                                     -------------       -------------
                                                                                         2,126,682           3,131,893
                                                                                     -------------       -------------
                Manufacturing -- 0.31%
 300,000        PT Sucaco-Foreign..............................................            937,847             741,067
                                                                                     -------------       -------------
                Paper -- 0.29%
 719,400        Indah Kiat Paper-Foreign.......................................            932,535             706,072
                                                                                     -------------       -------------
                Telecommunications -- 0.85%
 600,000        Indo Satellite Corp.-Foreign...................................          2,352,758           2,037,935
                                                                                     -------------       -------------
                Tobacco -- 0.48%
 125,000        Hanjaya Mandal Sampoerna-Foreign...............................            631,854           1,157,918
                                                                                     -------------       -------------
                TOTAL INDONESIA................................................         14,301,033          14,630,697
                                                                                     -------------       -------------
                KOREA -- 6.62%
                Airlines -- 0.14%
   9,100        Korean Air Lines Co. ..........................................            344,727             347,780
                                                                                     -------------       -------------
                Automobiles -- 0.35%
  13,000        Hyundai Motor Co. .............................................            858,593             851,042
                                                                                     -------------       -------------
                Banking -- 0.79%
  80,000        Shinhan Bank...................................................          1,772,419           1,899,882
                                                                                     -------------       -------------
                Chemicals -- 0.54%
  52,980        L.G. Chemicals.................................................          1,351,661           1,287,190
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                KOREA (CONTINUED)
                Communications -- 0.14%
      350       Korea Mobile Telecommunications................................      $     299,870       $     330,847
                                                                                     -------------       -------------
                Electronics -- 2.07%
   17,000       L.G. Electronics...............................................            567,409             731,016
   17,500       Samsung Electric Co. ..........................................          3,310,086           3,946,386
    1,545       Samsung Electric Co. GDR New 144A**............................             73,359             183,083
      224       Samsung Electric Co. New GDS...................................             12,067              26,544
      387       Samsung Electric Co. New 3 Shares..............................             41,473              85,973
                                                                                     -------------       -------------
                                                                                         4,004,394           4,973,002
                                                                                     -------------       -------------
                Engineering -- 0.15%
    6,400       Hyundai Engineering............................................            344,691             352,474
                                                                                     -------------       -------------
                Iron & Steel -- 0.84%
   20,200       Pohang Iron & Steel Co. .......................................          2,080,506           2,009,804
                                                                                     -------------       -------------
                Manufacturing -- 0.09%
   16,200       Daewoo Heavy Industries........................................            205,851             210,678
                                                                                     -------------       -------------
                Oil -- 0.11%
    7,103       Yukong New.....................................................            230,216             258,088
                                                                                     -------------       -------------
                Utilities -- 1.40%
   75,000       Korea Electric Power...........................................          2,980,433           3,375,000
                                                                                     -------------       -------------
                TOTAL KOREA....................................................         14,473,361          15,895,787
                                                                                     -------------       -------------
                MALAYSIA -- 14.31%
                Banking -- 2.37%
  465,000       DCB Holdings Berhad............................................          1,102,676           1,317,851
  540,000       Malayan Banking................................................          3,666,472           4,357,410
                                                                                     -------------       -------------
                                                                                         4,769,148           5,675,261
                                                                                     -------------       -------------
                Finance -- 0.97%
  345,000       Arab Malaysian Finance-Foreign.................................          1,285,561           1,208,620
  450,000       Rashid Hussain.................................................          1,500,010           1,115,922
                                                                                     -------------       -------------
                                                                                         2,785,571           2,324,542
                                                                                     -------------       -------------
                Holding Company -- 1.19%
1,144,000       Sime Darby Berhad..............................................          3,091,131           2,859,437
                                                                                     -------------       -------------
                Leisure -- 3.89%
  858,000       Genting Berhad.................................................          8,078,274           7,396,261
1,145,000       Magnum Corp. Berhad............................................          2,520,521           1,947,018
                                                                                     -------------       -------------
                                                                                        10,598,795           9,343,279
                                                                                     -------------       -------------
                Machinery -- 0.51%
  515,000       UMW Holdings...................................................          1,428,033           1,226,432
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                MALAYSIA (CONTINUED)
                Tobacco -- 0.87%
1,020,000       RJ Reynolds....................................................      $   2,429,004       $   2,087,778
                                                                                     -------------       -------------
                Transportation -- 1.87%
1,450,000       Malaysian Helicopter...........................................          2,540,259           2,031,884
  100,000       Malaysian Helicopter Warrants (Expiration date 6/11/00)*.......             47,724              40,937
  920,000       Malaysian International Shipping-Foreign.......................          2,894,912           2,426,294
                                                                                     -------------       -------------
                                                                                         5,482,895           4,499,115
                                                                                     -------------       -------------
                Utilities -- 2.64%
  410,000       Telekom Malaysia Berhad........................................          3,258,788           2,937,217
  900,000       Tenaga Nasional Berhad.........................................          3,675,371           3,400,905
                                                                                     -------------       -------------
                                                                                         6,934,159           6,338,122
                                                                                     -------------       -------------
                TOTAL MALAYSIA.................................................         37,518,736          34,353,966
                                                                                     -------------       -------------
                PAKISTAN -- 0.84%
                Banking -- 0.01%
   29,895       Muslim Commercial Bank.........................................             49,705              33,858
                                                                                     -------------       -------------
                Chemicals -- 0.03%
   51,000       Fauji Fertilizer Co. ..........................................            126,084              81,982
                                                                                     -------------       -------------
                Construction -- 0.06%
  127,000       DG Khan Cement.................................................            321,673             139,193
                                                                                     -------------       -------------
                Finance -- 0.13%
   50,000       Pakistan Investment Fund.......................................            563,125             300,000
                                                                                     -------------       -------------
                Food Products -- 0.22%
  150,000       Packages.......................................................            858,028             517,317
                                                                                     -------------       -------------
                Oil -- 0.39%
   90,000       Pakistan State Oil.............................................          1,004,444             941,692
                                                                                     -------------       -------------
                TOTAL PAKISTAN.................................................          2,923,059           2,014,042
                                                                                     -------------       -------------
                PHILIPPINES -- 2.53%
                Banking -- 0.26%
   34,000       Metropolitan Bank..............................................            586,462             628,176
                                                                                     -------------       -------------
                Food & Beverage -- 0.31%
1,796,000       Universal Robina Corp. ADR.....................................          1,132,346             736,360
                                                                                     -------------       -------------
                Holding Company -- 0.16%
1,400,000       JG Summit Holdings B...........................................            423,937             393,380
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                PHILIPPINES (CONTINUED)
                Oil & Gas -- 0.34%
1,828,900       Petron Corp. ..................................................      $   1,016,908       $     809,559
                                                                                     -------------       -------------
                Real Estate -- 0.42%
1,500,000       Filinvest Land Inc. B*.........................................            380,083             404,157
3,300,000       Robinson's Land Corp.*.........................................            559,566             489,030
  400,000       SM Prime*......................................................            125,078             107,775
                                                                                     -------------       -------------
                                                                                         1,064,727           1,000,962
                                                                                     -------------       -------------
                Tobacco -- 0.14%
  100,000       San Miguel B...................................................            389,895             331,024
                                                                                     -------------       -------------
                Utilities -- 0.90%
   50,000       Manilla Electric Company B.....................................            375,024             373,364
   32,000       Philippine Long Distance Telephone ADR.........................          1,848,415           1,796,000
                                                                                     -------------       -------------
                                                                                         2,223,439           2,169,364
                                                                                     -------------       -------------
                TOTAL PHILIPPINES..............................................          6,837,714           6,068,825
                                                                                     -------------       -------------
                SINGAPORE -- 11.73%
                Airlines -- 2.24%
  580,000       Singapore Airlines-Foreign.....................................          5,354,633           5,379,115
                                                                                     -------------       -------------
                Automobiles -- 0.06%
   17,000       Cycle & Carriage...............................................            145,449             151,646
                                                                                     -------------       -------------
                Banking -- 4.12%
  270,000       Development Bank of Singapore-Foreign..........................          2,765,685           3,096,637
  250,000       Overseas Chinese Bank Corp.-Foreign............................          2,550,940           2,938,053
  440,000       United Overseas Bank-Foreign...................................          4,248,597           3,862,655
                                                                                     -------------       -------------
                                                                                         9,565,222           9,897,345
                                                                                     -------------       -------------
                Food & Beverage -- 0.74%
  150,000       Fraser & Neave Ltd. ...........................................          1,743,087           1,773,451
                                                                                     -------------       -------------
                Hotel & Restaurant -- 0.74%
1,425,000       Republic Hotels................................................          2,591,167           1,654,513
  285,000       Republic Hotels Warrants (Expiration date 7/12/00)*............            102,041             118,035
                                                                                     -------------       -------------
                                                                                         2,693,208           1,772,548
                                                                                     -------------       -------------
                Media -- 0.59%
   90,000       Singapore Press-Foreign........................................          1,295,024           1,408,142
                                                                                     -------------       -------------
                Real Estate -- 2.05%
   75,000       Bukit Sembawang Estates........................................          1,636,593           1,603,540
  430,000       City Developments..............................................          1,531,739           2,663,717
  151,000       City Developments Warrants (Expiration date 7/18/98)*..........            645,991             641,416
                                                                                     -------------       -------------
                                                                                         3,814,323           4,908,673
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                SINGAPORE (CONTINUED)
                Shipbuilding -- 0.68%
 200,000        Keppel Corporation.............................................      $   1,622,402       $   1,642,478
                                                                                     -------------       -------------
                Transportation -- 0.51%
  40,000        Jurong Shipyard................................................            268,709             266,195
 340,000        Straits Steamship Land Ltd. ...................................          1,059,998             953,203
                                                                                     -------------       -------------
                                                                                         1,328,707           1,219,398
                                                                                     -------------       -------------
                TOTAL SINGAPORE................................................         27,562,055          28,152,796
                                                                                     -------------       -------------
                SRI LANKA -- 0.42%
                Finance -- 0.19%
  80,000        Development Finance Company of Ceylon..........................            617,294             472,521
                                                                                     -------------       -------------
                Manufacturing -- 0.23%
  78,350        Korea Ceylon Footwear*.........................................            218,193              26,816
 361,806        Richard Pieris & Co. ..........................................          1,264,987             520,101
                                                                                     -------------       -------------
                                                                                         1,483,180             546,917
                                                                                     -------------       -------------
                TOTAL SRI LANKA................................................          2,100,474           1,019,438
                                                                                     -------------       -------------
                TAIWAN -- 1.26%
                Electronics -- 0.42%
  10,000        Acer Inc. GDR*.................................................            129,900             128,750
  70,000        Advanced Semiconductor Engineering GDR*........................          1,031,000             892,500
                                                                                     -------------       -------------
                                                                                         1,160,900           1,021,250
                                                                                     -------------       -------------
                Steel -- 0.84%
 110,000        China Steel GDR*...............................................          2,227,500           2,007,500
                                                                                     -------------       -------------
                TOTAL TAIWAN...................................................          3,388,400           3,028,750
                                                                                     -------------       -------------
                THAILAND -- 12.66%
                Banking -- 6.11%
 385,000        Bangkok Bank-Foreign...........................................          3,698,401           3,989,637
 350,000        Bank of Ayudhya-Foreign........................................          1,799,157           2,022,718
 315,000        Krung Thai Bank-Foreign........................................            996,776           1,255,480
 241,000        Siam Commercial Bank-Foreign...................................          2,331,298           2,823,994
 550,000        Thai Farmer's Bank-Foreign.....................................          3,543,985           4,559,586
                                                                                     -------------       -------------
                                                                                        12,369,617          14,651,415
                                                                                     -------------       -------------
                Computers -- 0.90%
  88,000        Shinawatra Computers-Foreign...................................          2,585,050           2,160,542
                                                                                     -------------       -------------
                Construction -- 1.40%
  61,400        Siam Cement-Foreign............................................          3,337,089           3,357,545
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONTINUED)

   No.
of Shares                                  Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                THAILAND (CONTINUED)
                Finance -- 0.77%
 235,000        Phatra Thanakit-Foreign........................................      $     472,550       $   1,845,157
                                                                                     -------------       -------------
                Oil -- 1.04%
 275,000        PTT Exploration-Foreign........................................          2,757,260           2,499,004
                                                                                     -------------       -------------
                Real Estate -- 0.94%
 140,000        Land and House-Foreign.........................................          3,135,169           2,265,444
                                                                                     -------------       -------------
                Telecommunications -- 0.95%
 180,000        United Communication-Foreign...................................          2,563,579           2,281,387
                                                                                     -------------       -------------
                Utilities -- 0.55%
  85,000        Advanced Info Service-Foreign..................................            553,427           1,314,468
                                                                                     -------------       -------------
                TOTAL THAILAND.................................................         27,773,741          30,374,962
                                                                                     -------------       -------------
                TOTAL COMMON STOCKS............................................        207,002,010         204,543,705
                                                                                     -------------       -------------

   Par
 ($000)
---------
                CONVERTIBLE BONDS -- 8.00%
                HONG KONG -- 1.11%
                Real Estate -- 1.11%
   2,500        Wharf 144A 5.00%, 07/15/00**...................................          2,359,428           2,675,000
                                                                                     -------------       -------------
                TOTAL HONG KONG................................................          2,359,428           2,675,000
                                                                                     -------------       -------------
                INDIA -- 4.07%
                Construction -- 0.59%
   1,000        Gujarat Ambuja 3.50%, 06/30/99.................................          1,618,125           1,400,000
                                                                                     -------------       -------------
                Metals & Mining -- 1.84%
   2,250        Jindal Strips 4.25%, 03/31/99..................................          2,610,815           2,131,875
   2,750        Sterlite Industries Ltd. 144A 3.50%, 06/30/99**................          3,223,518           2,289,375
                                                                                     -------------       -------------
                                                                                         5,834,333           4,421,250
                                                                                     -------------       -------------
                Textiles -- 1.64%
   3,750        Reliance Industries Ltd. 144A 3.50%, 11/03/99**................          5,104,688           3,928,125
                                                                                     -------------       -------------
                TOTAL INDIA....................................................         12,557,146           9,749,375
                                                                                     -------------       -------------
                MALAYSIA -- 1.84%
                Real Estate -- 1.84%
   4,000        United Engineers 144A 2.00%, 03/01/04**........................          4,238,646           4,420,000
                                                                                     -------------       -------------
                TOTAL MALAYSIA.................................................          4,238,646           4,420,000
                                                                                     -------------       -------------

SCHEDULE OF INVESTMENTS                               THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995 (CONCLUDED)

   Par
 ($000)                                    Security                                      Cost                Value
---------       ---------------------------------------------------------------      -------------       -------------
                TAIWAN -- 0.98%
                Electronics -- 0.42%
     750        United Micro Electronics 144A 1.25%, 06/08/04**................      $   1,117,750       $   1,014,375
                                                                                     -------------       -------------
                Transportation -- 0.56%
   1,250        Yangming 2.00%, 10/06/01.......................................          1,373,750           1,343,750
                                                                                     -------------       -------------
                TOTAL TAIWAN...................................................          2,491,500           2,358,125
                                                                                     -------------       -------------
                TOTAL CONVERTIBLE BONDS........................................         21,646,720          19,202,500
                                                                                     -------------       -------------

   No.
of Shares
---------
                SHORT TERM OBLIGATIONS -- 6.77%
                MUTUAL FUND -- 0.23%
 550,097        Temporary Investment Fund, Inc. ...............................            550,097             550,097
                                                                                     -------------       -------------
                TOTAL MUTUAL FUND..............................................            550,097             550,097
                                                                                     -------------       -------------

   Par
 ($000)
---------
                TIME DEPOSITS -- 6.54%
   5,700        Chase Manhattan Bank London Time Deposit 5.6875%, 11/02/95.....          5,700,000           5,700,000
   4,000        Chase Manhattan Bank London Time Deposit 5.6875%, 11/07/95.....          4,000,000           4,000,000
   6,000        Chase Manhattan Bank London Time Deposit 5.5625%, 11/24/95.....          6,000,000           6,000,000
                                                                                     -------------       -------------
                TOTAL TIME DEPOSITS............................................         15,700,000          15,700,000
                                                                                     -------------       -------------
                TOTAL SHORT TERM OBLIGATIONS...................................         16,250,097          16,250,097
                                                                                     -------------       -------------
                TOTAL INVESTMENTS -- 100%***...................................      $ 244,898,827       $ 239,996,302
                                                                                     =============       =============

---------------

 ADR -- American Depositary Receipts
 GDR -- Global Depositary Receipts
 GDS -- Global Depositary Shares
   * Non-income producing security.
  ** 144A -- Restricted as to resale to institutional investors
 *** Aggregate cost for Federal income tax purposes is $245,680,062
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
          Excess of value over tax cost                   $  15,081,750
          Excess of tax cost over value                     (20,765,510)
                                                          -------------
                                                          ($  5,683,760)
                                                          =============

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                   THE ASIA TIGERS FUND, INC.

                                                                               OCTOBER 31,
                                                                                  1995
                                                                              -------------
ASSETS:
Investments at value (Cost $244,898,827).................................     $ 239,996,302
Cash (including $722,180 of foreign currency holdings with a
  cost of $724,125)......................................................         1,089,461
Receivables:
     Dividends...........................................................            78,317
     Interest............................................................           244,260
     Securities sold.....................................................         9,237,986
Unamortized organization costs...........................................            74,965
Prepaid expenses.........................................................           112,610
                                                                              -------------
          Total assets...................................................       250,833,901
                                                                              -------------
LIABILITIES:
Payable for securities purchased.........................................         2,414,970
Due to investment manager................................................           214,332
Due to administrator.....................................................            42,866
Accrued expenses.........................................................           400,485
                                                                              -------------
          Total liabilities..............................................         3,072,653
                                                                              -------------
NET ASSETS...............................................................     $ 247,761,248
                                                                              =============
NET ASSET VALUE PER SHARE ($247,761,248 / 20,514,984)....................            $12.08
                                                                                     ======
Net assets consist of:
     Capital stock, ($.001 par value; 20,514,984 shares of common stock
      issued and outstanding, 100,000,000 shares authorized).............     $      20,515
     Paid-in capital.....................................................       286,511,528
     Undistributed net investment income.................................         1,204,542
     Accumulated net realized loss on investments and foreign currency
       related transactions..............................................       (35,064,675)
     Net unrealized depreciation in value of investments and translation
      of assets and liabilities denominated in foreign currencies........        (4,910,662)
                                                                              -------------
                                                                              $ 247,761,248
                                                                              =============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS                               THE ASIA TIGERS FUND, INC.
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
Dividends (Net of taxes withheld of $376,399)...............................      $   3,932,037
Interest....................................................................          1,872,882
                                                                                  -------------
Total investment income.....................................................          5,804,919
                                                                                  -------------
EXPENSES:
Management fees...............................................   $ 2,453,731
Custodian fees................................................       621,257
Administration fees...........................................       490,746
Directors' fees...............................................        21,735
Transfer agent fees...........................................        44,312
Printing......................................................       110,274
Legal fees....................................................       102,235
Audit fees....................................................        69,095
Insurance.....................................................        72,555
Amortization of organizational cost...........................        24,341
NYSE fees.....................................................        29,950
Miscellaneous.................................................        17,805
                                                                 -----------
          Total expenses......................................                        4,058,036
                                                                                  -------------
Net investment income.......................................................          1,746,883
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss) on:
Security transactions.......................................................        (35,431,421)
Foreign currency related transactions.......................................            135,959
                                                                                  -------------
                                                                                    (35,295,462)
Net change in unrealized appreciation in value of investments and
  translation of assets and liabilities denominated in foreign currencies...          1,078,455
                                                                                  -------------
Net realized and unrealized loss on investments, foreign currency holdings
  and other assets and liabilities denominated in foreign currencies........        (34,217,007)
                                                                                  -------------
Net decrease in net assets resulting from operations........................      $ (32,470,124)
                                                                                  =============

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                   THE ASIA TIGERS FUND, INC.

                                                                                   FOR THE PERIOD
                                                                                  NOVEMBER 29, 1993
                                                                                    (COMMENCEMENT
                                                                  FOR THE          OF OPERATIONS)
                                                                 YEAR ENDED            THROUGH
                                                              OCTOBER 31, 1995    OCTOBER 31, 1994
                                                              ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income......................................     $  1,746,883        $     954,917
Net realized (loss) gain on investments and foreign
  currency related transactions............................      (35,295,462)           3,698,152
Net change in unrealized appreciation (depreciation) in
  value of investments, foreign currency holdings and other
  assets and liabilities denominated in foreign
  currencies...............................................        1,078,455           (5,989,117)
                                                              ----------------    -----------------
     Net decrease in net assets resulting from
       operations..........................................      (32,470,124)          (1,336,048)
                                                              ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ($.06 and $.02 per share,
       respectively).......................................       (1,169,355)            (307,720)
     Net realized gains ($.17 per share)...................       (3,487,548)           --
                                                              ----------------    -----------------
     Net decrease in net assets resulting from
       distributions
       to shareholders.....................................       (4,656,903)            (307,720)
                                                              ----------------    -----------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from the sale of 20,507,500 shares................         --                287,515,149
Proceeds from 350 shares issued in reinvestment of
  dividends................................................         --                      5,325
Offering costs charged to capital..........................          (21,715)          (1,066,735)
                                                              ----------------    -----------------
     Net (decrease) increase in net assets resulting from
       capital share transactions..........................          (21,715)         286,453,739
                                                              ----------------    -----------------
          Total (decrease) increase in net assets..........      (37,148,742)         284,809,971
NET ASSETS:
Beginning of period........................................      284,909,990              100,019
                                                              ----------------    -----------------
End of period (including undistributed net investment
  income of $1,204,542 and $889,328, respectively).........     $247,761,248        $ 284,909,990
                                                               =============      ===============

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                  THE ASIA TIGERS FUND, INC.
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   FOR THE PERIOD
                                                                                  NOVEMBER 29, 1993
                                                                                  (COMMENCEMENT OF
                                                                  FOR THE            OPERATIONS)
                                                                 YEAR ENDED        THROUGH OCTOBER
                                                              OCTOBER 31, 1995        31, 1994
                                                              ----------------    -----------------
Per Share Operating Performance:
     Net asset value, beginning of period..................       $  13.89            $   13.97(1)
                                                              ----------------    -----------------
     Net investment income.................................           0.09                 0.05
     Net realized and unrealized loss on investments,
       foreign currency holdings, and other assets and
       liabilities denominated in foreign currencies.......          (1.67)               (0.11)
                                                              ----------------    -----------------
     Net decrease from investment operations...............          (1.58)               (0.06)
                                                              ----------------    -----------------
     Less distributions:
       Dividends from net investment income................          (0.06)               (0.02)
       Distributions from net realized gains...............          (0.17)            --
                                                              ----------------    -----------------
     Total dividends and distributions.....................          (0.23)               (0.02)
                                                              ----------------    -----------------
     Net asset value, end of period........................       $  12.08            $   13.89
                                                              =============       ===============
Per share market value, end of period......................       $  10.38            $   12.38
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE(2)...........         (14.17)%             (11.65)%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's)..................       $247,761            $ 284,910
  Ratios of expenses to average net assets.................           1.65%                1.60%(3)
  Ratios of net investment income to average net assets....           0.71%                0.38%(3)
     Portfolio turnover....................................          77.88%               45.51%

---------------

(1) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering expense of $0.05 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

(3) Annualized.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                         THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on November 29, 1993, the Fund had no activities other than the sale of 3,567 shares of capital stock to Oppenheimer & Co., Inc. (Oppenheimer) and 3,567 shares of capital stock to Barclays de Zoete Wedd Investment Management Inc. (BZW). At October 31, 1995, Oppenheimer and BZW each owned 3,567 shares of the Fund's Capital Stock.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

     PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

     TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     At October 31, 1995, the Fund had a net capital loss carryover of $34,650,186, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Such capital loss carryover will expire in the year 2003.

     Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)          THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995

     FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, assets and liabilities at the current rate of exchange at the end of the period; and

        (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

     The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

     DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

     During the year ended October 31, 1995, the Fund reclassified $262,314 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses. Net investment income and net assets were not affected by the change.

     OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)          THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995

nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

     Advantage Advisers, Inc., a subsidiary of Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"), and BZW serves as the Fund's Investment Adviser under the terms of an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser receives from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1995, fees paid to the Investment Manager, amounted to $2,453,731, of which the Investment Manager informed the Fund it paid $1,226,845 to the Investment Adviser.

     Oppenheimer serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 1995, these fees amounted to $490,746.

     The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  PORTFOLIO ACTIVITY

     Purchases and sales of securities other than short-term obligations, aggregated $174,726,242 and $196,377,542, respectively, for the year ended October 31, 1995.

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)          THE ASIA TIGERS FUND, INC.
OCTOBER 31, 1995

NOTE D:  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):


                                                                                     NET REALIZED &
                                                                                    UNREALIZED GAIN
                                                                                       (LOSS) ON              NET INCREASE
                                                                                      INVESTMENTS,           (DECREASE) IN
                                                                                        FOREIGN                NET ASSETS
                                          INVESTMENT          NET INVESTMENT       CURRENCY & RELATED        RESULTING FROM
                                            INCOME            INCOME (LOSS)           TRANSACTIONS             OPERATIONS
                                      ------------------    ------------------    --------------------    --------------------
                                       TOTAL       PER       TOTAL       PER        TOTAL        PER        TOTAL        PER
                                       (000)      SHARE      (000)      SHARE       (000)       SHARE       (000)       SHARE
                                      -------     ------    -------    -------    ---------    -------    ---------    -------
January 31, 1994*..................   $   827     $ 0.04    $    95    $  0.01    $   4,646    $  0.23    $   4,741    $  0.24
April 30, 1994.....................   $ 1,290     $ 0.06    $   329    $  0.02    $ (37,658)   $ (1.83)   $ (37,329)   $ (1.81)
July 31, 1994......................   $ 2,003     $ 0.10    $ 1,036    $  0.05    $  12,634    $  0.61    $  13,670    $  0.66
October 31, 1994...................   $   816     $ 0.04    $  (505)   $ (0.03)   $  18,087    $  0.88    $  17,582    $  0.85
January 31, 1995...................   $   813     $ 0.04    $  (182)   $ (0.01)   $ (65,448)   $ (3.19)   $ (65,630)   $ (3.20)
April 30, 1995.....................   $ 1,590     $ 0.08    $   683    $  0.03    $  17,322    $  0.85    $  18,005    $  0.88
July 31, 1995......................   $ 1,860     $ 0.09    $   887    $  0.05    $  25,294    $  1.23    $  26,181    $  1.28
October 31, 1995...................   $ 1,542     $ 0.08    $   359    $  0.02    $ (11,385)   $ (0.56)   $ (11,026)   $ (0.54)

---------------

* From commencement of operations on November 29, 1993.

NOTE E:  OTHER

     At October 31, 1995, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions involve special risks and considerations not present with respect to U.S. securities.

     Additionally, the Fund owned securities of Indian companies valued at approximately $1,688,000 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 29, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 11, 1995

               DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT
                             AND CASH PURCHASE PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by PNC Bank, National Association (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15. Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation -- Shareholders."

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                            FEDERAL TAXATION NOTICE

The Fund paid foreign taxes of $376,399 during the fiscal period ended October 31, 1995 which it intends to pass through pursuant to Section 853 of the Internal Revenue Code to its shareholders. During the same period the Fund distributed $4,385,105 of foreign source income.

RESULTS OF ANNUAL SHAREHOLDERS MEETING

The Fund held its initial annual shareholders meeting on February 23, 1995. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending October 31, 1995. The following table provides information concerning the matters voted on at the meeting:

I. ELECTION OF DIRECTORS

                            NOMINEES                            VOTES FOR     VOTES ABSTAINED
    --------------------------------------------------------   -----------    ---------------
    Leslie H. Gelb..........................................    16,301,359        310,281
    Jeswald W. Salacuse.....................................    16,340,782        270,858
    Charles F. Barber.......................................    16,318,250        293,390
    Alan H. Rappaport.......................................    16,362,587        249,053
    Philip Stafford.........................................    16,365,632        246,008

II. RATIFICATION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

               VOTES FOR                VOTES AGAINST             VOTES ABSTAINED
        ------------------------   ------------------------   ------------------------
               16,368,087                   98,588                    144,965